MUZINICH DYNAMIC INCOME FUND (formerly Muzinich Credit Opportunities Fund) Institutional Shares (Ticker: MZCIX) Supra Institutional Shares (Ticker: MZCSX)

Supplement dated September 12, 2025 to the Summary Prospectus dated April 30, 2025 This Supplement supersedes and replaces the Supplement dated September 10, 2025 to the Summary Prospectus

Effective at the close of business on September 12, 2025 (the “Effective Date”), Anthony DeMeo will no longer serve as a portfolio manager of the Muzinich Dynamic Income Fund (the “Dynamic Income Fund” or the “Fund”). Accordingly, all references to Mr. DeMeo are removed. Additionally, as of the Effective Date, Eric Schure, CFA, serves as a portfolio manager of the Fund. Michael L. McEachern, Stuart Fuller, Joseph Galzerano, Warren Hyland, Thomas Samson and Corentin Tarlier will continue to serve as portfolio managers of the Fund.

The section titled "Management" on page 7 of the Summary Prospectus is deleted and replaced with the following:

Management

Investment Advisor	Portfolio Managers
Muzinich & Co., Inc.	Michael L. McEachern, MBA, CFA, Portfolio Manager, Managed the Fund since inception in 2013.
Stuart Fuller, Portfolio Manager, Managed the Fund since 2022.
Joseph Galzerano, MBA, CPA, Portfolio Manager, Managed the Fund since 2018.
Ian Horn, CFA, Portfolio Manager, Managed the Fund since 2025
Warren Hyland, M.Sc., CFA, Portfolio Manager, Managed the Fund since 2013
Thomas Samson, M.Sc., CFA, Portfolio Manager, Managed the Fund since 2014.
Eric Schure, CFA, Portfolio Manager, Managed the Fund since 2025.
Corentin Tarlier, CFA, Portfolio Manager, Managed the Fund since 2025.

* * * * *
Please retain this supplement with your summary prospectus.

1